SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 33-27610-A

Date of Report: September 28, 2007

ITLINKZ GROUP, INC.

 (Exact name of registrant as specified in its charter)

Delaware                                                                                                                                        65-2954561

 (State of other jurisdiction of

                                                                                                   (IRS Employer

incorporation or organization                                                                                                Identification No.)

c/o American Union Securities 100 Wall Street – 15th Floor, New York, NY                                   10005

 (Address of principal executive offices)                                                                                          (Zip Code)

212-232-0120

 (Registrant’s telephone number including area code)

1800 Fruitville Pike Suite 200, Lancaster, PA                                                                                      17601

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.01

Changes in Control of Registrant

Item 5.02

Appointment of Certain Officers

On September 28, 2007 Itlinkz Group, Inc. (“Itlinkz Group”) acquired the outstanding capital stock of Landway Nano Bio-Tech Group, Inc., a Delaware corporation (“Landway Nano Bio-Tech”).  Landway Nano Bio-Tech is a holding company that owns all of the registered capital of Shandong Spring Pharmaceutical Co., Ltd. (“Shandong Spring Pharmaceutical”), a corporation organized under the laws of The People’s Republic of China.  Shandong Spring Pharmaceutical is engaged in the business of developing, manufacturing and marketing gingko products in the Peoples Republic of China.

In connection with the closing of the acquisition (the “Merger”) on September 28, 2007, the following took place:

•

Itlinkz Group issued to the shareholders of Landway Nano Bio-Tech 500 shares of Series B Preferred Stock, which are convertible into 404,933,115 shares of common stock

•

The Board of Directors of Itlinkz Group elected Yan Tinghe and Zhang Jirui, the executive officers of Shandong Spring Pharmaceutical, to serve as members of the Board, and they together elected Yan Tinghe to serve as the Chief Executive Officer and Zhang Jirui to serve as Chief Financial Officer of Itlinkz Group.

Prior to the Merger, Itlinkz Group assigned all of its pre-Merger business and assets to Itlinkz Corporation, its wholly-owned subsidiary, and Itlinkz Corporation assumed responsibility for all of the liabilities of Itlinkz Group that existed prior to the Merger.  At the same time, Itlinkz Group entered into a management agreement with Jeremy Feakins, its previous CEO, and Itlinkz Corporation.  The management agreement provides that Mr. Feakins will manage Itlinkz Corporation within his discretion, provided that his actions or inactions do not threaten material injury to Itlinkz Group.  The management agreement further provides that Mr. Feakins and ItLinkz Group will negotiate an agreement to transfer ItLinkz Corporation to Mr. Feakins.  In exchange for ItLinkz Corporation, Mr. Feakins will (a) release ItLinkz Group from its liabilities to Mr. Feakins, (b) undertake to hold ItLinkz Group harmless from any liabilities arising prior to the closing of the Landway Nano acquisition, and (c) sell to an affiliate of Landway Nano all of the shares of ItLinkz Group owned by Mr. Feakins or his affiliates for $25.

New Management

Upon completion of the Merger, the Board of Directors consisted of Jeremy Feakins, Theodore F. Di Stefano, Yan Tinghe and Zhang Jirui.  Within the next few days, Itlinkz Group will file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders of record an information statement prepared in accordance with SEC Rule 14f-1, containing information about Yan Tinghe and Zhang Jirui, among other things.  Ten days after the information statement is mailed to the shareholders of record, Jeremy Feakins and Theodore F. Di Stefano will resign from their positions as members of the Board of Directors.  At that time, the executive officers and directors of Itlinkz Group will be:

        Director

Name

Age

Position with the Company

  Since

Yan Tinghe

55

Chairman, Chief Executive Officer

        2007

Zhang Jirui

51

President, Chief Financial Officer

        2007

All directors hold office until the next annual meeting of our shareholders and until their successors have been elected and qualify.  Officers serve at the pleasure of the Board of Directors.

Yan Tinghe has over twenty years of experience in corporate management within the food and food supplements industries.  Having founded Shandong Spring Pharmaceuticals, he has served as its Chairman since January 2006.  During the eight years prior to founding Shandong Spring Pharmaceutical, Mr. Yan was employed as Chairman and General Manager of Shandong Yong Chun Tang Bioengineering Co., Ltd., which manufactures a wide variety of food supplements and is currently the exclusive supplier for Shandong Spring Pharmaceutical.  During the period from 1988 to 1997 Mr. Yan served as Executive Vice President of Shishui Sanyin Company, and from 1985 to 1987 as Factory Director of Beijing Shishui Lianhe Preserved Fruits, both of which were multi-facility enterprises in the food industry.

Zhang Jirui brings over twenty years of technical training to Shandong Spring Pharmaceutical, where he has been employed as Director since January 2006.  During 2005 Mr. Zhang was the Manager of the International Market Department for Shandong Yong Chun Tang Bioengineering Co., Ltd., which manufactures a wide variety of food supplements and is currently the exclusive supplier for Shandong Spring Pharmaceutical.  During the 22 years prior to joining Shandong Yong Chun Tang Bioengineering Co., Ltd., Mr. Zhang was employed as an Instructor in the Shandong Chemical Engineering Vocational School.

Principal Shareholders

Upon completion of the Merger, there were 12,724,438 shares of Itlinkz Group common stock issued and outstanding.  In addition, there were 1,000 shares of Series B Convertible Preferred Stock issued and outstanding, which can be converted into 809,866,230 common shares.  Therefore, the total outstanding common stock on a fully-diluted basis is 822,590,668 shares.  The holders of the Series B Preferred Stock have voting power equivalent to the common shares into which the Series B shares are convertible.

The following table sets forth information known to us with respect to the beneficial ownership of our common stock (assuming conversion of the Series B Convertible Preferred Stock) as of the date of completion of the Merger (assuming the resignations of Messrs. Feakins and di Stefano, which will occur in the near future) by the following:

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each shareholder who beneficially owns more than 5% of our common stock (on a fully-diluted basis);

•

Yan Tinghe, our Chief Executive Officer

•

each of the members of the Board of Directors; and

•

all of our officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Yan Tinghe	270,303,294	32.9%
Zhang Jirui	39,977,906	4.9%
All officers and directors as a group (2 persons)	310,281,200	37.7%

Warner Technology & Investment Corp. 18 Kimberly Court East Hanover, NJ 07936	49,355,440	6.0%

________________________________

(1)

Except as otherwise noted, each shareholder’s address is c/o Shandong Spring Pharmaceutical Co., Ltd., Economic Development Zone, Gucheng Road, Sishui County, Shandong Province, P.R. China.

(2)

Except as otherwise noted, all shares are owned of record and beneficially.

INFORMATION REGARDING THE ACQUIRED COMPANIES

Business

Landway Nano Bio-Tech Group, Inc.

Landway Nano Bio-Tech Group, Inc. was organized under the laws of the State of Delaware in 2006.  It never initiated any business activity.  In June 2007 Landway Nano Bio-Tech acquired 100% of the registered capital of Shandong Spring Pharmaceutical in exchange for debt and equity in Landway Nano Bio-Tech.  Those shares represent the only asset of Landway Nano Bio-Tech.

Shandong Spring Pharmaceutical Co., Ltd.

Shandong Spring Pharmaceutical was organized in 2005 under the laws of The People’s Republic of China.  From January 2006 until January 2007 management was engaged in developing the company’s manufacturing facility and distribution network.  In January 2007 Shandong Spring Pharmaceutical commenced revenue-producing activities, specifically distributing products manufactured by Shandong Yong Chun Tang Bioengineering Co., Ltd. (“Shandong Yong Chun Tang”), which is owned by Yan Tinghe, the Chairman of Shandong Spring Pharmaceutical.

Shandong Spring Pharmaceutical was originally organized as a subsidiary of Shandong Yong Chun Tang for the purpose of focusing on advanced technology related to the use of gingko as an aide to health.  Shandong Yong Chun Tang later transferred ownership of Shandong Spring Pharmaceutical to its equity-holders.  Nevertheless the business plan remains focused on developing a fully-integrated business engaged primarily in the application of advanced biological engineering technology to the growth and refining of gingko and the use of its constituent compounds in products that will provide health benefits and/or cosmetic advantages.

In order to fully implement its business plan, Shandong Spring Pharmaceutical will require a large capital infusion to finance the creation of state-of-the-art facilities for the extraction of compounds from gingko and the formulation of products based on those compounds.  In order to fund its operations and to attract investment, Shandong Spring Pharmaceutical is currently engaged in distributing health and beauty aides as well as toiletries manufactured by Shandong Yong Chun Tang.  This relatively profitable business is generating funds that can be applied to Shandong Spring Pharmaceutical’s long-term plans.  It is also helping Shandong Spring Pharmaceuticals develop the distribution network that it will use to market its proprietary products, once production begins.

The Market for Gingko

Traditional Chinese medicine recommends consumption of gingko tea to improve circulation and pulmonary function.  Although scientific testing of the health benefits traditionally attributed to gingko has been inconclusive to date, there remains a widespread belief in the benefits of a regimen of gingko consumption.  In particular, the potential use of gingko to alleviate symptoms of Alzheimer’s disease has recently attracted considerable attention.  Today, therefore, the flavonoid aglycone, a compound derived from the gingko plant, is used throughout the world in pharmaceutical formulations as well as in food and cosmetic products.

The annual worldwide consumption of various gingko extracts exceeds 460 tons, of which over 80% is produced in China.  A large portion of the Chinese production, however, is extracted from gingko biloba, and lacks aglycone.  Ironically, the primary sources of aglycone-rich extracts are outside of China.  Our business plan is to compete directly with these international competitors.  The advantages that we bring to the competition will be a substantially lower cost of production and advanced extraction technology.

Research and Development:  Our Products

Our goal is to utilize advanced biological technology to isolate and extract the beneficial compounds in plants that have traditionally been known to have medicinal benefits, primarily gingko.  Toward that end, we have a staff of eight currently engaged in research and development of new technologies and resulting products.  In addition we maintain close ties to the research staffs at Tsinghua University, China Agriculture University, Shandong Herbal Medicine University, and the Shandong Herbal Medicine Research Institute.

Through June 30, 2007 we have invested $469,000 in research and development.  The immediate result of our efforts has been three patents awarded by the Chinese government:

•

Patent No. ZL00 2 54604.3 for a gingko regimen pill.

•

Patent No. ZL2005 20082190.2 for a health pill.

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Patent No. ZL02 2 14022.0 for a medicated magnetic health pill.

In addition, we currently have six pending patent applications:

•

Application No. 03153489.9.  Technology for flavonoids biotransformation and purification.

•

•

Application No. 200610068732.X.  Technology to manufacture gingko regimen tea.

•

Application No. 200610068731.5.  Application of gingko flavonoids in cosmetics.

•

Application No. 200610068728.3.  Technology to manufacture gingko flavonoids capsule.

•

Application No. 200610068733.4.  Technology to extract and manufacture high purity gingko flavonoids compound.

Based on the results of our research activities, we have developed a line of health care products that isolate the primary beneficial qualities of gingko and other plants to allow our customers to focus their herbal self-treatment regimens.  When we initiate production, our first products will be:

•

Gingko Nutrient Tea.  This tea combines gingko, fiveleaf gynostemma herb, ganoderma lucidem and green tea.  Each of these ingredients is native to Shandong Province, which enables us to guarantee a tea of the highest quality, with minimal pre-production oxygenation.

•

Red Sage Root Gingko Tea.  This combination of gingko, red sage root, red sage root extract and other active ingredients offers the benefits of gingko along with the benefits of red sage, which is believed by practitioners of traditional Chinese medicine to improve cardiac function by relaxing arteries and dissolving obstructions.

•

Ganoderma Lucidum Nutrient Capsule.  This combination of ganoderma and spore powder is microprocessed to achieve optimal absorption into the circulatory system.  Practitioners of traditional Chinese medicine believe ganoderma accelerates the production of immuno-function in the circulatory system, thus aiding in the prevention of tumors and cancers.

•

Low Polyxylose Capsule.  Practitioners of traditional Chinese medicine believe that low level doses of polyxylose aid the intestine in the generation of bifidobacterium, the digestive bacteria that line the human intestine.  The proliferation of bifidobacterium aids in the prevention of intestinal infection and the alleviation of diarrhea.

•

Tiancibao Soybean Capsule.  Recent scientific research in the U.S., albeit inconclusive, has identified an association between soybean isoflavone and the suppression of development of cancer cells.  Our Tiancibao capsules contain soybean isoflavone and protein polypeptide, which provides nutritional benefits.

•

Medlar Essence Capsule. Medlar has long been considered one of the three treasures of traditional Chinese medicine, along with ginseng and fleece-flower root polygonum multiflorum thunb.  Medlar contains a raft of nutrients known to be essential to health, including 14 kinds of aminophenols, carotene, niacin, selenium, lycine and Vitamin C.  Medlar is believed to aid pulmonary function and improve haematogenesis.

•

Protein Essence Capsule.   These capsules contain a combination of aminophenols and microelements that are believed to aid the body’s natural collagen in maintaining skin moisture and texture.

•

Cactus Healthy Tablet.  We manufacture this tablet by extracting the active compounds from cactus and combining them with other nutrients.  The tablets contain more magnesium, autunite and iron than one would obtain in an ordinary diet, and provide a supplement for these essential nutrients.

•

Spirulina Platensis Tablet.  Spirulina, a multicell algae, has been consumed in the Americas since Pre-Columbian times for both nutrition and health.  Spirulina contains aminophenol, amylase, and vitamins and minerals.  It is also high in protein and unsaturated fats, which are useful for reducing cholesterol.

Facilities

Through June 30, 2007 we have invested $2,699,525 in the development of our manufacturing and R&D facilities. We have invested an additional $1,313,991 in the acquisition of our campus and farm.  Our plan is to develop a state of the art enzyme extraction facility for the utilization of gingko compounds.  Achievement of that goal will depend on our ability to obtain substantial additional funds.

Shandong Spring Pharmaceutical operates on a property of approximately 1700 acres that it occupies under a 50 year lease.  Besides housing our executive offices, the property is home to a manufacturing facility measuring 17,200 m2 and a research facility measuring 3,000 m2.  When completed, our manufacturing facility will have the capacity to process 100 tons of gingko extract annually.

The greater portion of the property, 1647 acres, is dedicated to agricultural use, primarily the production of gingko.  Currently we produce 2,000 tons of gingko leaves on our own farm facility, a number which is expected to increase to 2,400 tons in 2008.  In addition we have reached cooperative agreements with gingko growers in Shandong Province who control approximately 33,000 acres.

The manufacturing facility developed by Shandong Spring Pharmaceutical has received GMP (good manufacturing practices) certification by the Chinese government.  The company has also achieved ISO9000 certification of its management processes.

The farm operated by Shandong Spring Pharmaceutical is operated in a manner consistent with the requirements for organic certification by the Organic Foods Development Center.  The farm has been certified as “green” by the Chinese Ministry of Agriculture, which reflects the company’s dedication to organic agricultural methods.  Currently Shandong Spring Pharmaceutical incurs approximately $82,000 in expenses annually to comply with government environmental regulations.  It expects this expense to increase in the future, as its operations expand and as the government of China adopts more restrictive environmental regulations.

Marketing

Our current operations consist of distributing 38 products manufactured by Shandong Yong Chun Tang.  We conduct the distribution business pursuant to a Purchase and Sale Contract that we signed on December 26, 2006.  The Contract sets forth the wholesale prices at which we purchase products from Shandong Yong Chun Tang.  The Contract can be terminated by either party at will.  Our relationship with Shandong Yong Chun Tang is not exclusive.

The products that we are currently distributing are primarily pills and teas that offer a variety of health benefits.  The product line also includes moisturizing creams, masques and cosmetics, as well as various toiletries such as shampoo and toothpaste.  The largest selling product is a “magnetic pill.”  No product dominates sales, although the magnetic pill accounts for 20% of sales.

We market through a network of approximately 2000 dealers.  Our in-house marketing staff supervises independent primary dealers, who sub-distribute through networks of supermarkets, beauty parlors and other retail sites.  This network allows us to accomplish broad geographic distribution with a marketing staff of only eight, thus keeping our overhead to a minimum.

When we commence marketing our proprietary gingko products, we intend to use our distribution network as the backbone for a multi-dimensional marketing program.  The key overlay onto our established marketing network will be an Internet distribution program designed to both promote local sales by our distribution network and enable customers to purchase our products online.  Our goal will be to establish worldwide online distribution of our products.  Towards that end we have established a strategic distribution agreement with China National Post Logistics, a subsidiary of China Post, which has 31 provincial offices located throughout China.

Employees

Shandong Spring Pharmaceutical currently employs 54 individuals, each on a full-time basis.  11 employees are involved in administration; 8 are dedicated to marketing, 8 to research and development.  The remainder of its employees are involved in agriculture.

Management’s Discussion and Analysis

Results of Operations

Shandong Spring Pharmaceutical commenced revenue-producing operations in January 2007.  In the final quarter of the fiscal year that ended on March 31, 2007, Shandong Spring Pharmaceutical realized $981,849 in revenue.  In the three months that ended on June 30, 2007 its revenues increased by 95% to $1,915,769.  During those periods, no single product accounted for more than 20% of our revenue, and a total of 38 products each contributed to revenue, including both health care supplements, cosmetics and toiletries.

All of the business reflected in the financial statements filed with this Report consisted of resale of products purchased by Shandong Spring Pharmaceutical from Shandong Yong Chun Tang Bioengineering Co., Ltd. (“Shandong Yong Chun Tang”). The purchases are made pursuant to a Purchase & Sale Contract dated December 26, 2006, which sets forth the wholesale price that Shandong Spring Pharmaceutical pays to Shandong Yong Chun Tang for each of the 38 products governed by the Contract.  Since Shandong Spring Pharmaceutical is not an exclusive distributor for Shandong Yong Chun Tang, its resale prices are determined in large part by competition.  For that reason, the gross margin realized by Shandong Spring Pharmaceutical was nearly identical in both quarters of this year, averaging 55%, despite the increase in sales from the March quarter to the June quarter.  We expect the gross margin to remain stable at 55% for Shandong Yong Chun Tang products that we distribute.  Our company’s gross margin, therefore, will change only when we begin to manufacture and produce our own product lines.

Our selling, general and administrative expenses in the year ended March 31, 2007 were equal to 31% of our revenue, while the ratio was only 19% in the three months ended June 30, 2007.  The disparity was primarily the result of comparing twelve months of expense to less than three months of revenue in the 2007 fiscal year.  Although the ratio of expense to revenue in the three months ended June 30, 2007 represents a more accurate measure of our efficiency, we expect that several factors will cause our selling, general and administrative expenses to increase in the coming months:

•

If we are successful in obtaining the funds to complete our manufacturing facility, we will initiate manufacturing activities during the 2008 fiscal year.  This will cause us to incur facility costs and the expense of administrative personnel..

•

Although we have $2.7 million in property, plant and equipment on our balance sheet, we are not recording any depreciation, since we have not put our facility into service yet.  When we commence manufacturing, we will begin to depreciate our property, plant and equipment – which will have a substantially larger book value at that time – and incur the expense as a general expense to the extent it is not allocable to cost of goods sold.

•

The Merger will transfer to Shandong Spring Pharmaceutical the burden of paying the expenses associated with being a public company in the United States, including accounting and legal fees, and the expense of maintaining appropriate investor relationships.

Our operations produced net pre-tax income of $238,362 in the fiscal year ended March 31, 2007 and $700,641 in the three months ended June 30, 2007.  In both periods we incurred income tax at the rate of 33% (although our effective rate varied from 38% in fiscal 2007 to 29% in the three months ended June 30, 2007 due to the nuances of taxation policy in China).  In future periods we expect to become eligible for the tax abatement that China affords newly-profitable companies – two years tax-free and two years at 50% tax rate.  We cannot predict when we will obtain the abatement, however, since it occurs only after a lengthy application process.

Our business operates entirely in Chinese Renminbi, but we report our results in our SEC filings in U.S. Dollars.  The conversion of our accounts from RMB to Dollars results in translation adjustments, which are reported as a middle step between net income and comprehensive income.  The net income is added to the retained earnings on our balance sheet; while the translation adjustment is added to a line item on our balance sheet labeled “accumulated other comprehensive income,” since it is more reflective of changes in the relative values of U.S. and Chinese currencies than of the success of our business.  In the fiscal year ended March 31, 2007, the effect of converting our financial results to Dollars was to add $147,611 to our accumulated other comprehensive income.  Our operations in the three months ended June 30, 2007 added $68,953 to our comprehensive income.

Liquidity and Capital Resources

At June 30, 2007 Shandong Spring Pharmaceutical had only $149,155 in working capital, as it used the net cash flow from operations in the quarter then-ending to repay debt.  That relatively low level of working capital is sufficient to fund our current operations, however, for two reasons:

•

In both quarters in which we have carried on marketing activity, our operations produced positive cash flow - $179,648 in the year ended March 31, 2007 and $354,302 in the quarter ended June 30, 2007.  Because we carry very little inventory and no accounts receivable, we expect to continue to operate cash-positive as long as our business consists entirely of distribution of Shandong Yong Chun Tang’s products.

•

At June 30, 2007 we had a balance of $829,171 due to us from Shandong Yong Chun Tang.  We expect that debt to be liquidated by delivery to us of products for resale, which will correspondingly increase the cash flow from our operations and compensate for our low level of working capital.

To this point the development of Shandong Spring Pharmaceutical and its initial operations have been funded by capital contributions from its shareholders and by occasional loans from management and their associates, all of which have been repaid.  As a result, at June 30, 2007 Shandong Spring Pharmaceutical had over $4 million in fixed assets and no debt.  This situation provides an opportunity to fund future development and an expansion of operations through bank debt by pledging the company’s fixed assets as collateral.  We expect that financing of this variety will be readily available to us, when our manufacturing facility approached completion.

In order to fully implement our business plan, however, we will require capital contributions far in excess of our current asset value.  Our budget for bringing our manufacturing facility to an operating level that assures profitability is $10 million.  To fully implement our business plan, including development of a facility to extract flavones from ginkgo using enzyme technology, we expect to need $40 million.  Our expectation, therefore, is that we will seek to access the capital markets in both the U.S. and China to obtain the funds we require.  At the present time, however, we do not have commitments of funds from any source.

Off-Balance Sheet Arrangements

Neither Landway Nano Bio-Tech nor Shandong Spring Pharmaceutical has any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on their financial condition or results of operations.

Risk Factors That May Affect Future Results

You should carefully consider the risks described below before buying our common stock.  If any of the risks described below actually occurs, that event could cause the trading price of our common stock to decline, and you could lose all or part of your investment.

Because we have not yet commenced our production operations, unexpected factors may hamper our efforts to implement our business plan.

Our business plan contemplates that we will become a fully-integrated grower, manufacturer and marketer of health care and cosmetic products.  At the present time, however, our entire business consists of distributing products for Shandong Yong Chun Tang.  In order to fully implement our business plan, we will have to successfully complete the development of an agricultural facility and an industrial facility.   The complexity of this undertaking means that we are likely to face many challenges, some of which are not yet foreseeable.  Problems may occur with our raw material production and with the roll-out of efficient manufacturing processes.  If we are not able to minimize the costs and delays that result, our business plan may fall short of its goals, and we will be unable to achieve profitability.

The capital investments that we plan may result in dilution of the equity of our present shareholders.

Our business plan contemplates that we will invest approximately $40 million in capital improvements during the next five years.  At very least, we estimate that we will be unable to achieve profitable operations as an independent producer unless we invest over $10 million in our facility.  We intend to raise the largest portion of the necessary funds by selling equity in our company.  At present we have no commitment from any source for those funds.  We cannot determine, therefore, the terms on which we will be able to raise the necessary funds.  It is possible that we will be required to dilute the value of our current shareholders’ equity in order to obtain the funds.  If, however, we are unable to raise the necessary funds, our growth will be limited, as will our ability to compete effectively.

We are subject to the risk of natural disasters.

We intend to produce the greater portion of our raw materials.  In particular, we intend to produce our own gingko.  Gingko is a very sensitive crop, which can be readily damaged by harsh weather, by disease, and by pests.  If our crops are destroyed by drought, flood, storm, blight, or the other woes of farming, we will not be able to meet the demands of our manufacturing facility, which will then become inefficient and unprofitable.  In addition, if we are unable to produce sufficient products to meet demand, our distribution network is likely to atrophy.  This could have a long-term negative effect on our ability to grow our business, in addition to the near-term loss of income.

If we lost control of our distribution network, our business would fail.

We depend on our distribution network for the success of our business.  Competitors may seek to pull our distribution network away from us.  In addition, if dominant members of our distribution network become dissatisfied with their relationship with Shandong Spring Pharmaceutical, a concerted effort by the distribution network could force us to accept less favourable financial terms from the distribution network.  Either of these possibilities, if realized, would have an adverse effect on our business.

Increased government regulation of our production and/or marketing operations could diminish our profits.

At present, there is no significant government regulation of the health claims that participants in our industry make regarding their products.  In addition, there is only limited government regulation of the conditions under which we will manufacture our products.  Other developed countries, such as the United States and, in particular, members of the European Community, have far more extensive regulation of the operations of nutraceuticals and plant-based cosmetics, including strict limitations on the health-related claims that can be made without scientifically-tested evidence.  It is not unlikely, therefore, that China will increase its regulation of our activities in the future.  To the extent that new regulations required us to conduct a regimen of scientific tests of the efficacy of our products, the expense of such testing would reduce our profitability.  In addition, to the extent that the health benefits of some of our products could not be fully supported by scientific evidence, our sales might be reduced.

Our business and growth will suffer if we are unable to hire and retain key personnel that are in high demand.

Our future success depends on our ability to attract and retain highly skilled agronomists, biologists, chemists, industrial technicians, production supervisors, and marketing personnel.  In general, qualified individuals are in high demand in China, and there are insufficient experienced personnel to fill the demand.  In a specialized scientific field, such as ours, the demand for qualified individuals is even greater.  If we are unable to successfully attract or retain the personnel we need to succeed, we will be unable to implement our business plan.

We may have difficulty establishing adequate management and financial controls in China.

The People’s Republic of China has only recently begun to adopt the management and financial reporting concepts and practices that investors in the United States are familiar with.  We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are expected of a United States public company.  If we cannot establish such controls, we may experience difficulty in collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet U.S. standards.

Government regulation may hinder our ability to function efficiently.

The national, provincial and local governments in the People’s Republic of China are highly bureaucratized.  The day-to-day operations of our business will require frequent interaction with representatives of the Chinese government institutions.  The effort to obtain the registrations, licenses and permits necessary to carry out our business activities can be daunting.  Significant delays can result from the need to obtain governmental approval of our activities.  These delays can have an adverse effect on the profitability of our operations.  In addition, compliance with regulatory requirements applicable to agriculture and to nutraceutical manufacturing and marketing may increase the cost of our operations, which would adversely affect our profitability.

Capital outflow policies in China may hamper our ability to pay dividends to shareholders in the United States.

The People’s Republic of China has adopted currency and capital transfer regulations. These regulations require that we comply with complex regulations for the movement of capital. Although Chinese governmental policies were introduced in 1996 to allow the convertibility of RMB into foreign currency for current account items, conversion of RMB into foreign exchange for capital items, such as foreign direct investment, loans or securities, requires the approval of the State Administration of Foreign Exchange. We may be unable to obtain all of the required conversion approvals for our operations, and Chinese regulatory authorities may impose greater restrictions on the convertibility of the RMB in the future. Because most of our future revenues will be in RMB, any inability to obtain the requisite approvals or any future restrictions on currency exchanges will limit our ability to pay dividends to our shareholders.

Currency fluctuations may adversely affect our operating results.

Shandong Spring Pharmaceutical generates revenues and incurs expenses and liabilities in Renminbi, the currency of the People’s Republic of China.  However, as a subsidiary of Itlinkz Group, it will report its financial results in the United States in U.S. Dollars.  As a result, our financial results will be subject to the effects of exchange rate fluctuations between these currencies.  From time to time, the government of China may take action to stimulate the Chinese economy that will have the effect of reducing the value of Renminbi.  In addition, international currency markets may cause significant adjustments to occur in the value of the Renminbi.  Any such events that result in a devaluation of the Renminbi versus the U.S. Dollar will have an adverse effect on our reported results.  We have not entered into agreements or purchased instruments to hedge our exchange rate risks.

We have limited business insurance coverage.

The insurance industry in China is still at an early stage of development. Insurance companies in China offer limited business insurance products, and do not, to our knowledge, offer business liability insurance. As a result, we do not have any business liability insurance coverage for our operations. Moreover, while business disruption insurance is available, we have determined that the risks of disruption and cost of the insurance are such that we do not require it at this time. Any business disruption, litigation or natural disaster might result in substantial costs and diversion of resources.

Itlinkz Group is not likely to hold annual shareholder meetings in the next few years.

Management does not expect to hold annual meetings of shareholders in the next few years, due to the expense involved.  The current members of the Board of Directors were appointed to that position by the previous directors.  If other directors are added to the Board in the future, it is likely that the current directors will appoint them.  As a result, the shareholders of Itlinkz Group will have no effective means of exercising control over the operations of Itlinkz Group.

Executive Compensation

Information regarding the compensation paid to the executive officers of Itlinkz Group during the past two fiscal years is set forth in Item 10 of Itlinkz Group’s Annual Report on Form 10-KSB for the year ended June 30, 2007, which was filed with the Securities and Exchange Commission on September 28, 2007.  After the resignations of Jeremy Feakins and Theodore di Stefano from the Board become effective, none of the individuals who served as officers of Itlinkz Group during the past three fiscal years will remain an officer or director of Itlinkz Group.

The table below itemizes the compensation paid to Yan Tinghe and Zhang Jirui by Shandong Spring Pharmaceutical for services during the two fiscal years since Shandong Spring Pharmaceutical was organized.  The table also shows the salaries that Shandong Spring Pharmaceutical intends to pay to those officers during the current fiscal year.  There was no officer of Shandong Spring Pharmaceutical whose salary and bonus for services rendered during the year ended March 31, 2007 exceeded $100,000.

	Fiscal Year	Salary
Yan Tinghe	2008(1)	$30,770
	2007	$12,820
	2006	-

Zhang Jirui	2008(1)	$20,513
	2007	$6,410
	2006	-

_____________________

(1)

Expected salary for current fiscal year, which ends on March 31, 2008.

Employment Agreements

Each of our executive officers serves on an at-will basis.

Related Party Transactions

Our Chairman, Yan Tinghe, owns the registered capital of Shandong Yong Chun Tang.  Since January 2007 the exclusive business activity of Shandong Spring Pharmaceutical has been the distribution of products manufactured by Shandong Yong Chun Tang.  In addition, Shandong Yong Chun Tang contributed the initial funds for the development of our manufacturing facility.  Currently Shandong Spring Pharmaceutical advances funds to Shandong Yong Chun Tang ($829,171 at June 30, 2007) in anticipation of future deliveries of products.

Other than the aforesaid relationship, neither Yan Tinghe nor Zhang Jirui has engaged in any transaction with Itlinkz Group, Landway Nano Bio-Tech or Shandong Spring Pharmaceutical during the past two fiscal years or the current fiscal year that had a transaction value in excess of $60,000.

Description of Securities

Itlinkz Group is authorized to issue:

➢

100,000,000 shares of Common Stock, $.001 par value per share, of which 12,724,438 shares are outstanding;

➢

45 shares of 12% Preferred Stock, all of which is outstanding;

➢

500 shares of Series B Preferred Stock, all of which is outstanding; and

➢

4,999,500 shares of Preferred Stock, none of which are outstanding.

Common Stock.  Holders of the Common Stock are entitled to one vote for each share in the election of directors and in all other matters to be voted on by the stockholders.  There is no cumulative voting in the election of directors.  Holders of Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors with respect to the Common Stock out of funds legally available therefor and, in the event of liquidation, dissolution or winding up of the Company, to share rateably in all assets remaining after payment of liabilities.  The holders of Common Stock have no pre-emptive or conversion rights and are not subject to further calls or assessments.  There are no redemption or sinking fund provisions applicable to the Common Stock.

12% Preferred Stock.  The holder of each share of 12% Preferred Stock is entitled to convert that share into 333 shares of common stock.  The 12% Preferred Stock is entitled to a 12% noncumulative dividend.  The 12% Preferred Stock is entitled to a preference in liquidation up to the par value thereof.  The Corporation may, upon fifteen (15) days’ notice, redeem any or all of the 12% Preferred Stock by paying the full par value together with any accrued dividend due.  The 12% Preferred Stock shall be entitled to one vote per share at any meeting of the shareholders or in connection with the taking of a written consent.

Series B Convertible Preferred Stock.  The holder of each share of Series B Preferred Stock is entitled to convert the share into 809,866.23 shares of Common Stock.  The holder of each share of Series B Preferred Stock is entitled to cast 809,866.23 votes at any meeting of shareholders or by written consent.  In the event that the Company declares a dividend (other than the distribution of the Itlinkz Corporation shares), the holders of the Series B Preferred Stock will participate in the dividend as if they held the number of common shares into which their Series B Preferred Stock is convertible.   In the event of a liquidation of the Company, the holders of the Series B Preferred Stock will be entitled to a distribution of $.01 per share, and then will participate in the remainder of the distribution as if they held the number of common shares into which their Series B Preferred Stock is convertible.   The Company may call the Series B Preferred Stock for redemption at a price of $.001 per share at any time after the later of June 30, 2008.

Preferred Stock.  The Board of Directors of Itlinkz Group is authorized to designate the preferred stock in classes, and to determine the rights, privileges and limitations of the shares in each class.

Market Price and Dividends on Itlinkz Group Common Equity and Other Shareholder Matters

Information regarding the market price of Itlinkz Group common equity, payment of dividends, and other shareholder matters is set forth in Item 5 of Itlinkz Group’ Annual Report on Form 10-KSB for the year ended June 30, 2007, which was filed with the Securities and Exchange Commission on September 28, 2007.

Legal Proceedings

Neither Itlinkz Group nor Landway Nano Bio-Tech nor Shandong Spring Pharmaceutical is party to any material legal proceedings.

Changes in and Disagreements with Accountants

Not applicable.

Indemnification of Directors and Officers

Section 145 of the General Corporation Law of the State of Delaware authorizes a corporation to provide indemnification to a director, officer, employee or agent of the corporation, including attorneys’ fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding, if such party acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful as determined in accordance with the statute, and except that with respect to any action which results in a judgment against the person and in favor of the corporation the corporation may not indemnify unless a court determines that the person is fairly and reasonably entitled to the indemnification. Section 145 further provides that indemnification shall be provided if the party in question is successful on the merits.

Our Certificate of Incorporation provides that Itlinkz Group will indemnify its directors, and shall provide for advancement of the expenses of such persons, to the fullest extent provided by §145 of the General Corporation Law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers, employees or agents of Itlinkz Group pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than payment by Itlinkz Group of expenses incurred or paid by a director, officer, employee or agent of Itlinkz Group in the successful defence of any  proceeding) is asserted by such director, officer, employee or agent in connection with the securities being registered, Itlinkz Group will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Page

Unaudited financial statements of Shandong Spring Pharmaceutical Co.

    Ltd. for the three months ended June 30, 2007 and 2006.………...................F1

Audited financial statements of Shandong Spring Pharmaceutical Co.,

    Ltd. for the years ended March 31, 2007 and 2006…....................................F12

Exhibits

3-a

Certificate of Designation of Series B Preferred Stock – filed as an exhibit to the Current Report on Form 8-K filed on August 1, 2007 and incorporated herein by reference.

10-a     Share Purchase and Merger Agreement dated June 1, 2007 among ItLinkz Group, Inc., Landway Acquisition Corp., and Landway Nano Bio-Tech, Inc. – filed as an exhibit to the Current Report on Form 8-K dated June 4, 2007 and filed on June 6, 2007.

10-b     Amendment No. 1 to Share Purchase and Merger Agreement – filed as an exhibit to the Current Report on Form 8-K filed on August 1, 2007 and incorporated herein by reference.

10-c     Assignment and Assumption and Management Agreement, dated September 28, 2007, among ItLinkz Group, Inc., ItLinkz Corporation and Jeremy P. Feakins.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 4, 2007

ITLINKZ GROUP, INC.

By /s/ Yan Tinghe

      Yan Tinghe, Chief Executive Officer

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

INDEX TO FINANCIAL STATEMENTS

JUNE 30, 2007 & 2006

(UNAUDITED)

Balance Sheets as of  June 30, 2007 (Unaudited) and March 31, 2007 (Audited)

F2

Statements of Income for the Three Months Ended June 30, 2007 & 2006 (Unaudited)

F3

Statements of Changes In Shareholders’ Equity for the Three Months Ended

        June  30, 2007 & 2006(Unaudited)

F4

Statements of Cash Flows for the Three Months Ended

       June 30, 2007 & 2006(Unaudited)

F5

Notes to Financial Statements (Unaudited)

F6 -F11

SHANDONG SPRING PHARMACEUTICAL CO., LTD.
BALANCE SHEETS

ASSETS
	June 30,	March 31,
	2007	2007
	(Unaudited)	(Audited)
Current Assets:

Cash and cash equivalents	$ 206,024	$ 679,770
Inventory	50,064	-
Advance to suppliers	45,004	-
Total Current Assets	301,092	679,770

Property and equipment, net of accumulated depreciation of $27,135 & $17,092, respectively	2,699,525	2,439,608

Other Assets:
Other receivables - related party	829,171	518,626
Land use right, net	1,313,991	1,002,434
Total Other Assets	2,143,162	1,521,060

Total Assets	$ 5,143,779	$ 4,640,438

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	80,589	79,428
Taxes payable	70,342	-
Accrued expenses and other payables	1,006	137,029
Total Current Liabilities	151,937	216,457

Stockholders' Equity
Common stock, no par value, 1,000,000 shares authorized; 1,000,000 shares issued and outstanding as of both June 30, 2007 & March 31, 2007;	4,114,920	4,114,920

Accumulated other comprehensive income	230,248	161,295
Retained earnings	646,674	147,766
Total Stockholders' Equity	4,991,842	4,423,981

Total Liabilities and Stockholders' Equity	$ 5,143,779	$ 4,640,438

F2

SHANDONG SPRING PHARMACEUTICAL CO., LTD.
STATEMENTS OF INCOME (UNAUDITED)
FOR THE THREE MONTHS ENDED JUNE 30, 2007 & 2006

	2007	2006

	$ 1,915,769	$ -
Sales

Cost of Sales	853,696	-

Gross Profit	1,062,074	-

Operating Expenses
Selling, general and administrative	359,526	-

Operating income	702,548	-

Other Income and Expense
Interest income	698	-
Other expense	(2,605)	-

Income Before Income Taxes	700,641	-

Provision for Income Taxes	201,733	-

Net Income	$ 498,908	$ -

Basic income per common share	$ 0.50	$ -

Weighted average common shares	1,000,000	1,000,000

F3

SHANDONG SPRING PHARMACEUTICAL CO., LTD.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (UNAUDITED)
FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006

	Common Stock		Accumulated Other
	No Par Value		Comprehensive	Retained	Comprehensive
	Shares	Amount	Income	Earnings	Income	Total

Balance - April 1, 2006	1,000,000	$ 1,233,715	$ 13,684	$ 179	$ -	$ 1,247,578

Comprehensive income
Net income for the three months ended June 30, 2006				-		-

Other comprehensive income, net of tax -
Foreign currency translation adjustment			4,340		4,340	4,340
Comprehensive income					4,340

Balance - June 30, 2006

	1,000,000	1,233,715	18,024	179		1,251,918

Balance - April 1, 2007	1,000,000	$ 4,114,920	$ 161,295	$ 147,766		$ 4,423,981

Comprehensive income
Net income for the three months ended June 30, 2007				498,908	498,908	498,908

Other comprehensive income, net of tax -
Foreign currency translation adjustment			68,953		68,953	68,953
Comprehensive income					567,861

Balance - June 30, 2007
	1,000,000	$ 4,114,920	$ 230,248	$ 646,674		$ 4,991,842

F4

SHANDONG SPRING PHARMACEUTICAL CO., LTD.
STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE THREE MONTHS ENDED JUNE 30, 2007 & 2006

	2007	2006

Cash Flows From Operating Activities:	$ 498,908	$ -
Net income
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	14,983	-

Changes in operating assets and liabilities:
Inventory	(50,064)	-
Advances to suppliers	(45,004)	-
Accounts payable	1,160	-
Taxes payable	70,342	-
Accrued expenses and other payables	(136,023)	-

Cash provided by operating activities	354,302	-

Cash Flows From Investing Activities:
Purchase of fixed assets	(22,465)	(31,898)
Additions to construction in process	(244,842)	(530,872)
Purchase of land use right	(302,102)	-

Cash used in investing activities	(569,409)	(562,770)

Cash Flows From Financing Activities
Proceeds from capital contribution	-	262,510
Proceeds of loan from related party	-	559,314
Payment for loan from related party	(310,545)	-

Cash (used in) provided by financing activities	(310,545)	821,824

Effect of exchange rate changes on cash and cash equivalents	51,905	3,641

Increase (decrease) in cash and cash equivalents	(473,746)	262,695

Cash and Cash Equivalents - Beginning of period	679,770	2,931

Cash and Cash Equivalents - Ending of period	$ 206,024	$ 265,626

Supplemental Disclosure of Cash Flow Information:

Cash paid during the period for:
Interest	$ -	$ -
Income taxes	$ 279,685	$ -

Non-cash investing and financing activities:

Land use right received as capital contribution	$ -	$ 987,537

F5

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006 (UNAUDITED)

1.  BASIS OF PRESENTATION AND ORGANIZATION

Shandong Spring Pharmaceutical Co., Ltd. (the “Company” or “Shandong Spring”) was incorporated on February 2, 2005 under the laws of People’s Republic of China (“PRC”). The Company manufactures and distributes a wide array of dietary supplements and health products throughout China.

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

The interim financial statements are unaudited; however, in the opinion of Shandong Spring, the interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. Results for interim periods are not necessarily indicative of those to be expected for the full year. It is suggested that these financial statements be read in conjunction with the March 31, 2007 audited financial statements and the accompanying notes thereto.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories.  Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivables

Accounts receivables are stated at net realizable value. Any allowance for doubtful accounts is established based on the management’s assessment of the recoverability of accounts and other receivables. A considerate amount of judgment is required in assessing the realization of these receivables, including the current credit worthiness of each customer and the related aging analysis.

F6

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006 (UNAUDITED)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation.  Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of 3-10 years.

Revenue recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as customer deposits.

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 "Accounting for Income Taxes", which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns.  Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities.  Valuation allowances are established against net deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. There are no deferred tax amounts at June 30, 2007.

Under the Income Tax Laws of PRC, the Company is generally subject to an income tax at effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriated tax adjustments.

Value-added tax

Sales revenue represents the invoiced value of goods, net of a Value-Added Tax ( “ VAT ” ). All of the Company ’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 4% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company did not have any recorded VAT Payable or VAT receivable net of payments in the financial statements. The VAT tax return is usually filed offsetting the payables against the receivables.

F7

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006 (UNAUDITED)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair value of financial instruments

The carrying amounts of certain financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable approximate fair value due to the short-term nature of these items.  The carrying amounts of bank borrowings approximate the fair value based on the Company's expected borrowing rate for debt with similar remaining maturities and comparable risk.

Foreign currency translation

The Company’s functional currency is the Renminbi (“RMB”). Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. Revenues and expenses are translated at the average exchange rates in effect during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated Other Comprehensive Income".  Gains and losses resulting from foreign currency translations are included in Accumulated Other Comprehensive Income.

Translation adjustments resulting from this process amounted to $230,248 as of June 30, 2007. The balance sheet amounts with the exception of equity at June 30, 2007 were translated at 7.6120 RMB to 1.00 US$. The equity accounts were stated at their historical rate. The average translation rate applied to income statement accounts for the three months ended June 30, 2007 was 7.6780 RMB to 1.00 US$.

Earnings per share

Basic earnings per share are computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no common stock equivalents available for dilution purposes as of June 30, 2007.

F8

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006 (UNAUDITED)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value , establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements.

3.   PROPERTY AND EQUIPMENT, NET

Property and equipment at June 30, 2007 consist of the following:

Machinery & Equipment		$ 126,222
Furniture & Fixture		80,588
	Subtotal	206,810

Less: Accumulated Depreciation		(27,135)
Construction in progress		2,519,850

Total Property and equipment, net		2,699,525

The depreciation expense for the year ended June 30, 2007 was $10,043.

Construction in progress represents direct costs of construction or acquisition and design fees incurred for the Company’s new plant and equipment. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for its intended use.

F9

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

FOR THE THREE MONTHS ENDED JUNE 30, 2007 AND 2006 (UNAUDITED)

4.  RELATED PARTY TRANSACTIONS

The Company, from time to time, borrows funds from its affiliate company, Shandong YongchunTang Co., Ltd. (“YCT”) to finance its construction of the new plant. Prior to completion of its own plant, the Company purchases all of its goods for sales from YTC and also makes advanced payments to YCT to secure the supplies. The other receivables, in the amount of $829,171 for the three months ended June 30, 2007, represent the net balance due from YTC. The entire balance of the receivables is expected to be repaid and no allowance is deemed necessary.

5. MAJOR CUSTOMER AND VENDORS

The Company sells products to individual retail customers and does not have major customer due to the high level competition within the industry.

YTC, an affiliate of the Company, supplied 100% of the Company’s purchases for the three month ended June 30, 2007.

6. LAND USE RIGHT

All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. However, the government grants the user a “land use right ” (the Right) to use the land. The Company received the land use right as a form of capital contribution from one of its shareholders during 2006 for the amount that was originally paid for. The Company has the right to use the land for 50 years and amortizes the Right on a straight line basis over 50 years. The amortization expense for the three months ended June 30, 2007 was $5,189.

7. CAPITAL

The Company was incorporated on July 31, 2005 with an initial capital $1,233,715. On June 23 , 2006 and August 23, 2006, YTC, one of the two original shareholders, and another new shareholder invested additional capital of $2,881,205 consisting of $1,893,668 in cash and $987,537 in land use right  purchased by YTC.

On December 4, 2006, the Company effected a major capital reorganization. YTC and the new shareholder transferred all of capital rights to Mr. Tinghe Yan, owner of YTC. The other original shareholder, Tian Zheng Co., Ltd. transferred all of its shares to Mr. Tingrong Yan. As a result of this reorganization, Mr. Tinghe Yan now owns 90% of the Company and  Mr. Tingrong Yan has 10% of the interest in the Company. The Company’s total capital account balance as of June 30, 2007 was $4,114,920.

F10

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             8. 8. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company ’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

F11

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

F13

Balance Sheets at March 31, 2007 and 2006

F14

Statements of Income for the Years Ended March 31, 2007 and 2006

F15

Statements of Changes In Stockholders’ Equity for the Years Ended March 31, 2007 and 2006

F16

Statements of Cash Flows for the Years Ended March 31, 2007 and 2006

F17

Notes to Financial Statements

F18 – F24

F12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of

Shandong Spring Pharmaceutical Co., Ltd.

We have audited the accompanying balance sheets of Shandong Spring Pharmaceutical Co., Ltd. as of March 31, 2007 & 2006 and the related statements of income, changes in stockholders’ equity, and cash flows for each of the two years ended March 31, 2007 and 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shandong Spring Pharmaceutical Co., Ltd. as of March 31, 2007 & 2006 and the results of its operations, changes in stockholders’ equity, and cash flows for each of the two years ended March 31, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/S/Bagell Josephs, Levine & Company, LLC

Bagell Josephs, Levine & Company, LLC

Gibbsboro, New Jersey

July 20, 2007

F13

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

BALANCE SHEETS
MARCH 31,

ASSETS

Current Assets:	2007	2006
Cash and cash equivalents	$ 679,770	$ 2,931
Total Current Assets	679,770	2,931

Property and equipment, net of accumulated depreciation of
$ and $, respectively	2,439,608	947,968

Other Assets:
Other receivables - related paty	518,626	296,679
Land use right, net of accumulated amortization	1,002,434	-
Total Other Assets	1,521,060	296,679

Total Assets	$ 4,640,438	$ 1,247,578

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	79,428	-
Accrued expenses and other payables	137,029	-
Total Current Liabilities	216,457	-

Commitments and Contingencies	-	-

Stockholders' Equity
Common stock, no par value, 1,000,000 shares authorized; 1,000,000 shares issued and outstanding as of March 31, 2007 & March 31, 2006;	4,114,920	1,233,715

Accumulated other comprehensive income	161,295	13,684
Retained earnings	147,766	179
Total Shareholders' Equity	4,423,981	1,247,578

Total Liabilities and Shareholders' Equity	$ 4,640,438	$ 1,247,578

F14

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

STATEMENTS OF INCOME
FOR THE YEARS ENDED MARCH 31,

	2007	2006
Revenues	$ 981,849	$ -

Cost of Goods Sold	436,512	-
		-
Gross Profit	545,337

Operating Expenses		-
Selling, general and administrative	306,975

Income before other Income	238,362	-

Other Income - Miscellaneous	-	179

Income Before Income Taxes	238,362	179

Provision for Income Taxes	90,775	-

Net Income	$ 147,587	$ 179

Basic income per common share	$ 0.15	$ 0.00

Weighted average common shares	1,000,000	1,000,000

F15

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED MARCH 31, 2007 AND 2006

		Accumulated Other
		Comprehensive	Retained	Comprehensive
	Capital	Income	Earnings	Income	Total

Balance - April 1, 2005	$ -	$ -	$ -	$ -	$ -

Capital contributed	1,233,715				1,233,715

Comprehensive income
Net income for the year			179	179	179
Other Comprehensive income, net of tax
Foreign currency translation adjustment		13,684		13,684	13,684
Comprehensive income				13,863

Balance - March 31, 2006	1,233,715	13,684	179		1,247,578

Additional capital contributed	2,881,205				2,881,205

Comprehensive income
Net income for the year			147,587	147,587	147,587
Other Comprehensive income, net of tax
Foreign currency translation adjustment		147,611		147,611	147,611
Comprehensive income				295,198

Balance - March 31, 2007	$ 4,114,920	$ 161,295	$ 147,766		$ 4,423,981

F16

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED MARCH 31,

	2007	2006
Cash Flows From Operating Activities:
Net income	$ 147,587	$ 179
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation and amortization	37,549	-

Changes in operating assets and liabilities:
Other receivable -related party	(221,946)	(296,680)
Accounts payable	79,428	-
Accrued expenses and other payables	137,029	-

Cash provided by (used in) operating activities	179,648	(296,501)

Cash Flows From Investing Activities:
Purchase of property and equipment	(169,779)	(11,476)
(Additions) to construction in process	(1,338,516)	(936,492)

Cash used in investing activities	(1,508,295)	(947,968)

Cash Flows From Financing Activities
Proceeds from capital contribution	1,893,668	1,233,715

Cash provided by financing activities	1,893,668	1,233,715

Effect of exchange rate changes on cash and cash equivalents	111,819	13,685

Increase in cash and cash equivalents	676,840	2,931

Cash and Cash Equivalents - Beginning of year	2,931	-

Cash and Cash Equivalents - Ending of year	$ 679,770	$ 2,931

Supplemental disclosures of cash flow information:

Interest paid	$ -	$ -
Income Taxes paid	$ -	$ -

Non-cash investing and financing activities

Land use right received as capital contribution	$ 987,537	$ -
F17

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2007 AND 2006

1.  BASIS OF PRESENTATION AND ORGANIZATION

Shandong Spring (“Shandong Spring” or the “Company”) was incorporated on February 2, 2005 under the laws of People’s Republic of China (“PRC”). The Company anticipates manufacturing and currently distributes a wide array of dietary supplements and health products throughout China.

The Company’s financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The accompanying financial statements reflect necessary adjustments not recorded in the books of account of the Company to present them in conformity with US GAAP.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

In preparing the financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year. Significant estimates, required by management, include the recoverability of long-lived assets and the valuation of inventories.  Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flow, the Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Accounts Receivables

Accounts receivables are stated at net realizable value. Any allowance for doubtful accounts is established based on the management’s assessment of the recoverability of accounts and other receivables. A considerate amount of judgment is required in assessing the realization of these receivables, including the current credit worthiness of each customer and the related aging analysis. The Company has no outstanding balance of account receivables for the years ended March 31, 2007 and 2006.

F18

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2007 AND 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Property and equipment

Property and equipment are stated at cost, net of accumulated depreciation.  Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of 3-10 years.

Revenue recognition

The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are recorded as customer deposits.

Income taxes

The Company accounts for income tax under the provisions of SFAS No.109 "Accounting for Income Taxes", which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of the events that have been included in the financial statements or tax returns.  Deferred income taxes are recognized for all significant temporary differences between tax and financial statements bases of assets and liabilities.  Valuation allowances are established against net deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized. There are no deferred tax amounts at March 31, 2007 and 2006, respectively.

Under the Income Tax Laws of PRC, the Company is generally subject to an income tax at effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriated tax adjustments. The company recorded an income tax provision of $90,775 for the year ended March 31, 2007 and no provision for the year ended March 31, 2006.

Value-added tax

Sales revenue represents the invoiced value of goods, net of a Value-Added Tax ( “ VAT ” ). All of the Company ’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 4% of the gross sales price. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company did not have any recorded VAT Payable or VAT receivable net of payments in the financial statements. The VAT tax return is usually filed offsetting the payables against the receivables.

F19

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2007 AND 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair value of financial instruments

The carrying amounts of certain financial instruments, including cash and cash equivalents, accounts receivable, other receivables, accounts payable, accrued expenses, taxes payable, notes payable and other loans payable approximate fair value due to the short-term nature of these items.  The carrying amounts of bank borrowings approximate the fair value based on the Company's expected borrowing rate for debt with similar remaining maturities and comparable risk.

Foreign currency translation

The Company’s functional currency is the Renminbi (“RMB”). Foreign currency transactions are translated at the applicable rates of exchange in effect at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date. Revenues and expenses are translated at the average exchange rates in effect during the reporting period.

Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders' equity as "Accumulated Other Comprehensive Income".  Gains and losses resulting from foreign currency translations are included in Accumulated Other Comprehensive Income.

Translation adjustments resulting from this process amounted to $161,295 and $13,684 as of March 31, 2007 and 2006, respectively. The balance sheet amounts with the exception of equity at March 31, 2007 were translated at 7.7232 RMB to 1.00 US$ as compared to 8.0167 RMB at March 31, 2006. The equity accounts were stated at their historical rate. The average translation rates applied to income statement accounts for the years ended March 31, 2007 and 2006 were 7.8992 RMB and 8.1831 RMB, respectively.

Earnings per share

Basic earnings per share are computed by dividing income available to common stockholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no common stock equivalents available for dilution purposes as of March 31, 2007 and 2006.

F20

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2007 AND 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value , establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the impact of adopting SFAS 157 on its financial statements.

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings. The Company is currently evaluating the impact of adopting FIN 48 on its financial statements.

In February 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 155, Accounting for Certain Hybrid Financial Instructments, which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No.155), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS No. 155 simplifies the accounting for certain derivatives embedded in other financial instruments by allowing them to be accounted for as a whole if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies and amends certain other provisions of SFAS No. 133 and SFAS No. 144. The Company does not expect the adoption of SFAS No. 155 to have a material impact on its financial position, results of operations or cash flows as the Company currently has no financial instruments within the scope of SFAS No. 155.

F21

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2007 AND 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

New accounting pronouncements

In July 2005, the Financial Accounting Standards Board (FASB) issued an Exposure Draft of a proposed Interpretation “Accounting for Uncertain Tax Positions — an interpretation of FASB Statement No. 109. ” Under the proposed Interpretation, a company would recognize in its financial statements its best estimate of the benefit of a tax position, only if the tax position is considered probable of being sustained on audit based solely on the technical merits of the tax position. In evaluating whether the probable recognition threshold has been met, the proposed Interpretation would require the presumption that the tax position will be evaluated during an audit by taxing authorities. The proposed Interpretation would be effective as of the end of the first fiscal year ending after December 15, 2005, with a cumulative effect of a change in accounting principle to be recorded upon the initial adoption. The proposed Interpretation applies to all tax positions and only benefits from tax positions that meet the probable recognition threshold at or after the effective date would be recognized.  The Company is currently analyzing the proposed Interpretation and has not determined its potential impact on our Financial Statements.

F22

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2007 AND 2006

3.   PROPERTY AND EQUIPMENT, NET

Property and equipment at March 31, 2007 and 2006 consist of the following:

		2007	2006
Machinery & Equipment		$ 102,264	$ 11,476
Furniture & Fixture		79,428	-
	Subtotal	181,692	11,476

Less: Accumulated Depreciation		(17,092)	-
Construction in progress		2,275,008	936,492

Total Property and equipment, net		2,439,608	$ 947,968

The depreciation expense for the year ended March 31, 2007 was $17,092. There was no depreciation expense recorded for the year ended March 31, 2006 as there was no income generated during the year.

Construction in progress represents direct costs of construction or acquisition and design fees incurred for the Company’s new plant and equipment. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for its intended use.

The costs involved with construction in progress amounted to the total of $2,275,008 and $936,492 for the years ended March 31, 2007 and 2006, respectively.

4.  RELATED PARTY TRANSACTIONS

The Company, from time to time, borrows funds from its affiliate company, Shandong YongchunTang Co., Ltd. (“YCT”) to finance its construction of the new plant. Prior to completion of its own plant, the Company purchases all of its goods for sales from YTC and also makes advanced payments to YCT to secure the supplies. The other receivables,  in the amount of $518,626 and $296,679 for the years ended March 31, 2007 and 2006, respectively, represent the net balance due from YTC. The entire balance of the receivables is expected to be repaid soon and no allowance is deemed necessary.

F23

SHANDONG SPRING PHARMACEUTICAL CO., LTD.

 NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2007 AND 2006

5. MAJOR CUSTOMER AND VENDORS

The Company sells products to individual retail customers and does not have major customer due to the high level competition within the industry.

YTC, an affiliate of the Company, supplied 100% of the Company’s purchases for the year ended March 31, 2007.

6. LAND USE RIGHT

All land in the People’s Republic of China is government owned and cannot be sold to any individual or company. However, the government grants the user a “ land use right ” (the Right) to use the land. The Company received the land use right as a form of capital contribution from one of its shareholders during 2006 for the amount that was originally paid for. The Company has the right to use the land for 50 years and amortizes the Right on a straight line basis over 50 years. The amortization expense for the year ended March 31, 2007 was $18,753.

7. CAPITAL

The Company was incorporated on July 31, 2005 with an initial capital $1,233,715. On June 23 , 2006 and August 23, 2006, YTC, one of the two original shareholders, and another new shareholder invested additional capital of $2,881,205 consisting of $1,893,668 in cash and $987,537 in land use right  purchased by YTC.

On December 4, 2006, the Company effected a major capital reorganization. YTC and the new shareholder transferred all of capital rights to Mr. Tinghe Yan, owner of YTC. The other original shareholder, Tian Zheng Co., Ltd. transferred all of its shares to Mr. Tingrong Yan. As a result of this reorganization, Mr. Tinghe Yan now owns 90% of the Company and  Mr. Tingrong Yan has 10% of the interest in the Company. The Company’s total capital account balance as of March 31, 2007 was $4,114,920.

8. CURRENT VULNERABILITY DUE TO CERTAIN CONCENTRATIONS

The Company ’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

F24